SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive

Suite 600

Fort Lauderdale, FL 33334

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the eDiets.com, Inc. (the “Company”) 2012 Annual Meeting of Stockholders held on May 15, 2012, one proposal was submitted to and approved by the Company’s stockholders. Of 14,310,534 shares outstanding and entitled to vote at our Annual Meeting, 8,095,940 were present in person or by proxy. The proposal is described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 2, 2012. The following is a summary of the voting results for the matter presented to the stockholders:

Proposal 1

Election of Directors:	Votes For	Votes Withheld
Kevin A. Richardson, II	8,081,630	14,310
Berke Bakay	8,081,230	14,710
Robert L. Doretti	7,678,448	417,492
Lee S. Isgur	7,678,048	417,892
Ronald Luks	8,081,630	14,310
Pedro N. Ortega-Dardet	7,678,108	417,832
Thomas Connerty	8,081,630	14,310

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Thomas Connerty
Thomas Connerty
President and Chief Executive Officer

Date: May 21, 2012

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